UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 1, 2020

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (972) 294-1010

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVP	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Effective July 1, 2020, Retractable Technologies, Inc. (“RTI”) entered into a Technology Investment Agreement (“TIA”) with United States Government Department of Defense, U.S. Army Contracting Command-Aberdeen Proving Ground, Natick Contracting Division & Edgewood Contracting Division (ACC-APG, NCD & ECD) on behalf of the Biomedical Advanced Research and Development Authority (BARDA) (“Government”) for $53,664,286.00 in Government funding to RTI for expanding domestic production of needles and syringes. The principal purpose of the TIA is for Government investment to fund increasing RTI’s manufacturing capacity for hypodermic safety needles and corresponding syringes in response to the worldwide COVID-19 global pandemic. The Government award is an expenditure type TIA whereby the Government will make payments to RTI for expenditures for equipment and supplies made by RTI in carrying out the purpose of the expansion of RTI’s domestic production. RTI’s contributions under the terms of the TIA to enhance domestic capacity of pandemic essential technology include providing facilities, technical expertise, labor and maintenance of the TIA funded equipment for a 10 year term.

Forward-looking statements in this Form 8-K are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 and reflect RTI's current views with respect to future events. RTI believes that the expectations reflected in such forward-looking statements are accurate. However, RTI cannot assure you that such expectations will materialize. Actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to, RTI’s ability to timely complete capital improvements, ramp up domestic production and staffing, transportation issues, potential tariffs, RTI’s ability to maintain liquidity, maintenance of favorable third party manufacturing and supplier arrangements and relationships, foreign trade risk, and the impact of the global pandemic COVID-19 on all facets of logistics and operations as well as costs; and other risks and uncertainties that are detailed from time to time in RTI's periodic reports filed with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 8, 2020	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/S/ JOHN W. FORT III
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER